UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 28, 2012

Genesee & Wyoming Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31456	06-0984624
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

66 Field Point Road, Greenwich, Connecticut		06830
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 629-3722

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On October 1, 2012, Genesee & Wyoming Inc., a Delaware corporation (the “Company”), completed its previously-announced acquisition of RailAmerica, Inc., a Delaware corporation (“RailAmerica”), via the merger (the “Merger”) of Jaguar Acquisition Sub Inc. (“Merger Sub”), a wholly-owned subsidiary of the Company, with and into RailAmerica pursuant to the terms of the Agreement and Plan of Merger, dated as of July 23, 2012 (the “Merger Agreement”), by and among the Company, Merger Sub and RailAmerica. Upon consummation of the Merger, RailAmerica was wholly owned by the Company. As contemplated by the Merger Agreement, the Company filed a notice of exemption with the Surface Transportation Board (the “STB”) to close the Merger into a sole voting trust which became effective on September 5, 2012. Therefore, immediately following consummation of the Merger, the Company transferred the stock of RailAmerica to a voting trustee to hold such shares of stock in trust pending formal STB approval of the Company’s application to control RailAmerica’s railroads.

Item 1.01. Entry Into a Material Definitive Agreement.

1. Credit Agreement

Overview

On October 1, 2012, the Company entered into the Senior Secured Syndicated Facility Agreement, dated as of October 1, 2012, with RP Acquisition Company Two (“RP” and, together with the Company, the “Domestic Borrowers”), Quebec Gatineau Railway Inc. (the “Canadian Borrower”), Genesee & Wyoming Australia Pty Ltd (the “Australian Borrower”), Rotterdam Rail Feeding B.V. (the “European Borrower” and, together with the Domestic Borrowers, the Canadian Borrower and the Australian Borrower, the “Borrowers”), Bank of America, N.A., as administrative agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Citigroup Global Markets Inc., as co-lead arrangers and co-bookrunning managers, JPMorgan Chase Bank, N.A. and Citigroup Global Markets Inc., as co-syndication agents, The Bank of Tokyo-Mitsubishi UFJ, Ltd., Sumitomo Mitsui Banking Corporation, Sovereign Bank N.A., Branch Banking and Trust Company, Fifth Third Bank, Royal Bank of Canada, TD Bank, N.A. and Wells Fargo Bank, National Association, as co-documentation agents, and the lenders and certain guarantors party thereto from time to time (the “New Credit Agreement”).

The New Credit Agreement provides for (i)(a) term loans denominated in U.S. dollars in an aggregate principal amount of $1,640,000,000 (the “Domestic Term Loans”), (b) term loans denominated in Canadian dollars in an aggregate principal amount of CAD$24,587,500 (the “Canadian Term Loans”) and (c) term loans denominated in Australian dollars in an aggregate principal amount of AUD$202,944,000 (the “Australian Term Loans” and, together with the Domestic Term Loans and the Canadian Term Loans, the “Term Loans”) in each case under the new senior secured term loan facilities (the “New Term Loan Facilities”) and (ii) a new senior secured revolving credit facility for up to $425,000,000 of revolving extensions of credit outstanding at any time (including revolving loans, swingline loans and letters of credit) (the “New Revolving Credit Facility” and, together with the New Term Loan Facilities, the “New Credit Facilities”). The maturity date of the New Credit Facilities (the “Maturity Date”) is October 1, 2017, or such earlier date as the obligations under the New Credit Facilities become due and payable pursuant to the terms of the New Credit Agreement.

Interest Rate and Fees

At the Company’s election, the interest rate per annum applicable to the domestic borrowings under the New Credit Facilities will be based on the sum of the applicable margin and a fluctuating rate of interest determined by reference, (i) in the case of U.S. base rate loans, to the highest of (a) the federal funds effective rate plus 0.50%, (b) the LIBOR rate for a one-month interest period plus 1.00% and (c) the “prime rate” of Bank of America, N.A. or (ii) in the case of LIBOR rate loans, (a) the rate equal to the British Bankers Association LIBOR rate or (b) if such rate is not available, the rate determined by the administrative agent (the “LIBOR Rate”). At the Company’s election, the interest rate per annum applicable to the Canadian borrowings under the New Credit Facilities will be based on the sum of the applicable margin and a fluctuating rate of interest determined by reference, (i) in the case of Canadian base rate loans, to the higher of (a) the “prime rate” of Bank of America – Canada Branch and (b) the simple average of the annual rates applicable to Canadian dollar bankers’ acceptances displayed as the “CDOR Page” of Reuters Monitor Money Rates Service plus 0.50% (provided that if such information does not appear, the rate will be the annual discount rate at which Bank of America – Canada Branch is offering to purchase Canadian dollar bankers’ acceptances) or (ii) in the case of Canadian LIBOR rate loans, the LIBOR Rate. The interest rate per annum applicable to the Australian borrowings will be based on the sum of the applicable margin and a fluctuating rate of interest determined by reference, (i) in the case of Australian base rate loans, the RBA cash rate displayed on the Reuters screen RBA27 page plus 3.00% or (ii) in the case of Australian BBR rate loans, (a) the average bid rate displayed two business days prior to the commencement of the applicable interest period on the Reuters screen BBSY page for a term equivalent to such interest period or (b) to the extent such rate is not displayed or, in the opinion of the administrative agent, ceases to reflect the cost of funding, the rate determined by the administrative agent to be the average of the buying rates quoted to the administrative agent by three Australian reference banks. The interest per annum applicable to the European borrowings will be based on the sum of the applicable margin and the LIBOR Rate.

The applicable margin for the U.S. base rate loans and Canadian base rate loans under the New Credit Facilities will initially be 1.50%, and, following the first quarter after the completion of the Merger, will range from 0.50% to 1.75% depending upon the Company’s total leverage ratio. The applicable margin for the U.S. LIBOR rate loans, Canadian LIBOR rate loans, the Australian loans and the European loans will initially be 2.50%, and, following the first quarter after the completion of the Merger, will range from 1.50% to 2.75% depending upon the Company’s total leverage ratio.

In addition to paying interest on outstanding principal under the New Credit Facilities, the Borrowers will be required to pay a commitment fee in respect of the unutilized portion of the commitments under the New Revolving Credit Facility. The commitment fee rate will initially be 0.50% per annum, and, following the first quarter after the completion of the Merger, will range from 0.25% to 0.50% depending upon the Company’s total leverage ratio. The Borrowers will also pay customary letter of credit and agency fees.

Prepayments

Subject to certain exceptions, the Borrowers are required to pay outstanding loans under the New Credit Facilities in amounts equal to: (i) beginning with the fiscal year ending December 31, 2013, 50% of excess cash flow (minus certain specified other payments), subject to a step down to 0% of excess cash flow if the Company’s total leverage ratio is no greater than 3.50:1:00; (ii) 100% of net cash proceeds from certain sales and dispositions; and (iii) 100% of net cash proceeds from certain issuances or incurrences of additional debt. With respect to the New Revolving Credit Facility, the Borrowers will be required to pay any excess of the sum of outstanding revolving loans, swing loans and letters of credit obligations over the aggregate commitment.

The Borrowers may voluntarily prepay outstanding loans under the New Credit Facilities, in whole or in part, at any time without penalty or premium, subject to customary “breakage” costs with respect to prepayments of LIBOR rate loans made on a day other than the last day of any applicable interest period.

Amortization

The Domestic Term Loans will amortize in quarterly installment amounts of approximately $16.4 million in the first eight fiscal quarters after the closing date, approximately $21.9 million in the succeeding eight quarters and approximately $43.7 million in the next succeeding period until the end of the last quarter prior to the Maturity Date of the Domestic Term Loans, with the remaining principal balance of the Domestic Term Loans payable on the Maturity Date. The Canadian Term Loans will amortize in quarterly installment amounts of approximately CAD$0.2 million in the first eight fiscal quarters after the closing date, approximately CAD$0.3 million in the succeeding eight quarters, and approximately CAD$0.7 million in the next succeeding period until the end of the last quarter prior to the Maturity Date, with the remaining principal balance of the Canadian Term Loans payable on the Maturity Date. The Australian Term Loans will amortize in quarterly installment amounts of approximately AUD$2.0 million in the first eight fiscal quarters after the closing date, approximately AUD$2.7 million in the succeeding eight quarters, and approximately AUD$5.4 million in the next succeeding period until the end of the last quarter prior to the Maturity Date, with the remaining principal balance of the Australian Term Loans payable on the Maturity Date.

Guaranty and Security

In connection with the New Credit Facilities, the Domestic Borrowers and certain guarantors (the “Guarantors”), entered into the U. S. Security Agreement, dated as of October 1, 2012, and certain other security agreements (collectively, the “Security Documents”) as identified in the New Credit Agreement in favor of Bank of America, N.A., as administrative agent. Pursuant to the Security Documents, the Borrowers and the Guarantors granted security interests in substantially all of their assets to guarantee amounts borrowed under the New Credit Facilities.

Pursuant to the Security Documents, amounts borrowed under the New Credit Facilities and any hedge agreements and cash management agreements provided by any lender party to the New Credit Agreement or any of its affiliates and certain other persons are secured on a first priority basis by a perfected security interest in substantially all of the tangible and intangible assets (subject to certain exceptions) of the Borrowers and the Guarantors, including certain registered intellectual property and certain of the capital stock of each of the Company’s direct and indirect wholly-owned material restricted subsidiaries.

Certain Covenants and Events of Default

The New Credit Agreement contains a number of customary affirmative and negative covenants that, among other things, will limit or restrict the ability of the Borrowers and their restricted subsidiaries, subject to certain exceptions, to: incur additional indebtedness; create liens; make investments; pay dividends on capital stock or redeem, repurchase or retire capital stock; consolidate or merge; enter into sale and leaseback transactions; change the business conducted by the Borrowers and their restricted subsidiaries; sell capital stock of any of the restricted subsidiaries; change the fiscal year; enter into certain agreements containing negative pledges and upstream limitations; engage in certain transactions with affiliates; and modify the voting trust documents or grant voting trust consents.

In addition, under the New Credit Agreement, the Borrowers are required to not exceed specified maximum total leverage ratios and to not have less than specified minimum interest coverage ratios.

The New Credit Agreement contains customary events of default, including nonpayment of principal, interest, fees or other amounts; violation of certain covenants (including the financial covenants in the preceding paragraph); material inaccuracy of a representation or warranty when made; cross-default to material indebtedness; the occurrence of certain bankruptcy events; material unsatisfied judgments or monetary penalties under civil or criminal proceedings; actual or asserted invalidity of any of the loan documents in connection with the New Credit Facilities; certain ERISA events; injunction from conduct of material part of business; the occurrence of certain events which would have a “material adverse effect”; invalidity of any guarantees or security interests or non-perfection of security interests; and a change of control.

The foregoing summary of the New Credit Agreement is qualified in its entirety by reference to the New Credit Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

2. Voting Trust Agreement

On September 28, 2012, the Company entered into a Voting Trust Agreement (the “Voting Trust Agreement”), dated as of September 28, 2012, with R. Lawrence McCaffrey (the “Trustee”). The Voting Trust Agreement sets forth the terms and conditions upon which the Company has transferred the stock of RailAmerica to the Trustee to hold such shares of stock in trust pending formal STB approval of the Company’s application to control RailAmerica’s railroads.

The foregoing summary of the Voting Trust Agreement is qualified in its entirety by reference to the Voting Trust Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

On October 1, 2012, in connection with the Merger, the Company repaid in full all outstanding loans, together with interest and all other amounts due in connection with such repayment under that certain Third Amended and Restated Revolving Credit and Term Loan Agreement, among (a) the Company and RP Acquisition Company Two, a Delaware corporation, (b) Quebec Gatineau Railway Inc., a corporation constituted under the laws of Quebec, Canada, (c) Genesee & Wyoming Australia Pty Limited (ACN 079 444 296), a proprietary limited company incorporated under the laws of Australia, (d) Rotterdam Rail Feeding B.V., a private limited liability company constituted under the laws of the Netherlands, (e) certain guarantors specified therein, (f) Bank of America, N.A., a national banking association and certain other lending institutions listed therein, (g) Bank of America, N.A., as administrative agent, domestic swingline lender and issuing lender, (h) Bank of America, N.A., acting through its Canada branch, as Canadian swingline lender and Canadian agent, (i) Bank of America, N.A., acting through its London branch, as European swingline lender and European agent, (j) Bank of America, N.A., acting through its Australia branch, as Australian swingline lender, (k) JPMorgan Chase Bank, N.A. and Deutsche Bank Securities Inc., as co-syndication agents and (l) Australia and New Zealand Banking Group Limited and Keybank National Association, as co-documentation agents (the “Prior Credit Facility”), and terminated the Prior Credit Facility. No penalties were due in connection with such repayments.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On October 1, 2012, the Company completed the previously-announced Merger pursuant to the terms of the Merger Agreement. Upon consummation of the Merger, RailAmerica was wholly owned by the Company. As contemplated by the Merger Agreement, the Company filed a notice of exemption with the STB to close the Merger into a sole voting trust which became effective on September 5, 2012, and, therefore, immediately following consummation of the Merger, the Company transferred the stock of RailAmerica to the Trustee pursuant to the Voting Trust Agreement to hold such shares of stock in trust pending formal STB approval of the Company’s application to control RailAmerica’s railroads.

Under the terms of the Merger Agreement, each share of common stock, par value $0.01 per share, of RailAmerica was converted into the right to receive $27.50 per share in cash, without interest. At the effective time of the Merger, unvested shares of RailAmerica restricted stock and RailAmerica restricted share units were converted into comparable awards in respect of the Company’s Class A Common Stock, par value $0.01 per share (“Class A Common Stock”).

The aggregate purchase price paid for all of the equity securities of the Company was approximately $1.4 billion, which purchase price was funded by new equity financing received by the Company, the New Credit Facilities and available cash from the Company’s balance sheet.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Section 1 of Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

As part of the financing for the Merger, on October 1, 2012, the Company completed the previously announced issuance of 350,000 shares of Mandatorily Convertible Preferred Stock, Series A-1, par value $0.01 per share (the “Series A-1 Preferred Stock”), to Carlyle Partners V GW, L.P., CP V GW AIV 1, L.P., CP V GW AIV 2, L.P., CP V GW AIV 3, L.P., CP V GW AIV 4, L.P., CP V Coinvestment A, L.P. and CP V Coinvestment B, L.P. (collectively, the “Purchasers”), affiliates of Carlyle Partners V, L.P. (“Carlyle”), for an aggregate purchase price of

$350.0 million in cash pursuant to the investment agreement dated as of July 23, 2013 between the Company and Carlyle, as amended (the “Investment Agreement”). This issuance and sale is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) of the Securities Act. Each Purchaser has represented that it is an “accredited investor” as defined in Rule 501 of the Securities Act and that the Series A-1 Preferred Stock is being acquired for investment purposes and not with a view to, or for sale in connection with, any distribution thereof, and appropriate legends will be affixed to the securities. Each share of the Series A-1 Preferred Stock may be converted at any time, at the option of the holder, into 17.0978166 shares of Class A Common Stock, subject to several customary conversion adjustments. The Series A-1 Preferred Stock will also mandatorily convert into the relevant number of shares of Class A Common Stock on the second anniversary of the date of issuance, subject to the satisfaction of certain conditions. Furthermore, the Company has the option to convert some or all of the Series A-1 Preferred Stock prior to the second anniversary of the date of issue of the Series A-1 Preferred Stock if the Closing Price (as defined in the Series A-1 Preferred Stock Certificate of Designations (the “Certificate of Designations”)) of the Class A Common Stock exceeds 130% of the Conversion Price (as defined in the Certificate of Designations) for 30 consecutive trading days, subject to the satisfaction of certain conditions.

Pursuant to the Investment Agreement, on October 1, 2012, the Company and the Purchasers entered into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which the Company granted the Purchasers certain registration rights. A copy of the Registration Rights Agreement is attached as Exhibit 10.3 to this Current Report and is incorporated herein by reference.

The applicable terms and preferences attached to the Series A-1 Preferred Stock are more fully described in Item 1.01 of the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 23, 2012, and are contained in the Certificate of Designations attached hereto as Exhibit 3.1.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth above in Item 3.02 is hereby incorporated by reference into this Item 3.03.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

The Purchasers, as the holders of 350,000 shares of the Series A-1 Preferred Stock, have the right to designate and elect one member of the Company’s board of directors (the “Board”) pursuant to the Certificate of Designations. The Purchasers designated and the Board elected Gregory Ledford to the Board as of October 2, 2012. Mr. Ledford has not been appointed to serve on any committee of the Board.

The Board also elected Richard Bott to the Board as of October 1, 2012. Mr. Bott has not been appointed to serve on any committee of the Board.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 28, 2012, the Company filed the Certificate of Designations with the Secretary of State of the State of Delaware for the purpose of establishing the preferences, limitations, voting powers and relative rights of the Series A-1 Preferred Stock. The Certificate of Designations became effective with the Delaware Secretary of State upon filing. This description is qualified in its entirety by reference to the copy of the Certificate of Designations, which is attached hereto as Exhibit 3.1.

Item 8.01. Other Events.

In connection with the consummation of the Merger, the Company called for redemption all of the outstanding $100.0 million aggregate principal amount of the Company’s 5.36% Series 2005-B Senior Notes due July 26, 2015 (the “Notes”) pursuant to the Note Purchase Agreement dated as of November 12, 2004, among the Company, and the purchasers named therein and the Second Supplement to the Note Purchase Agreement dated as of July 26, 2005, among the Company and the purchasers named therein (the “Second Supplement”). The redemption was conditioned upon, and occurred concurrently with, the closing of the Merger. The Notes were redeemed for an aggregate amount equal to $113,599,977.62, which represented the aggregate principal, accrued and unpaid interest and the applicable Make-Whole Amount (as defined in the Second Supplement).

On October 2, 2012, the Company announced the appointments of Mr. Ledford and Mr. Bott to the Board. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated into this Item 8.01 by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

(1) Audited consolidated financial statements of RailAmerica as of and for the years ended December 31, 2011, 2010 and 2009, which were included in RailAmerica’s Annual Report on Form 10-K for the year ended December 31, 2011, are filed as Exhibit 99.2 and incorporated herein by reference.

(2) Unaudited consolidated financial statements of RailAmerica as of March 31, 2012 and December 31, 2011 and for the three months ended March 31, 2012 and 2011, which were included in RailAmerica’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2012, are filed as Exhibit 99.3 and incorporated herein by reference.

(3) Unaudited consolidated financial statements of RailAmerica as of June 30, 2012 and December 31, 2011 and for the three and six months ended June 30, 2012 and 2011, which were included in RailAmerica’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2012, are filed as Exhibit 99.4 and incorporated herein by reference.

(4) Unaudited consolidated statements of comprehensive income of RailAmerica for the years ended December 31, 2011, 2010 and 2009, which were included in RailAmerica’s Current Report on Form 8-K filed on September 7, 2012, are filed as Exhibit 99.5 and incorporated herein by reference.

(b)	Pro forma financial information.

The required unaudited condensed combined pro forma financial information with respect to the Merger is filed as Exhibit 99.6 and is incorporated herein by reference.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit	Description

Exhibit 3.1	Series A-1 Preferred Stock Certificate of Designations dated as of September 28, 2012.

Exhibit 10.1	Senior Secured Syndicated Facility Agreement dated as of October 1, 2012, among the Company, RP Acquisition Company Two, Quebec Gatineau Railway Inc., Genesee & Wyoming Australia Pty Ltd, Rotterdam Rail Feeding B.V., Bank of America, N.A., as administrative agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Citigroup Global Markets Inc., as co-lead arrangers and co-bookrunning managers, JPMorgan Chase Bank, N.A. and Citigroup Global Markets Inc., as co-syndication agents, The Bank of Tokyo-Mitsubishi UFJ, Ltd., Sumitomo Mitsui Banking Corporation, Sovereign Bank N.A., Branch Banking and Trust Company, Fifth Third Bank, Royal Bank of Canada, TD Bank, N.A. and Wells Fargo Bank, National Association, as co-documentation agents, and the lenders and certain guarantors party thereto from time to time.

Exhibit 10.2	Voting Trust Agreement, dated as of September 28, 2012, between the Company and R. Lawrence McCaffrey.

Exhibit 10.3	Registration Rights Agreement dated as of October 1, 2012, among the Company, Carlyle Partners V GW, L.P., CP V GW AIV 1, L.P., CP V GW AIV 2, L.P., CP V GW AIV 3, L.P., CP V GW AIV 4, L.P., CP V Coinvestment A, L.P. and CP V Coinvestment B, L.P.

Exhibit 99.1	Press release, dated October 2, 2012 announcing director appointments.

Exhibit 99.2	Audited consolidated financial statements of RailAmerica as of and for the years ended December 31, 2011, 2010 and 2009 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed on September 12, 2012).

Exhibit 99.3	Unaudited consolidated financial statements of RailAmerica as of March 31, 2012 and December 31, 2011 and for the three months ended March 31, 2012 and 2011 (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K, filed on September 12, 2012).

Exhibit 99.4	Unaudited consolidated financial statements of RailAmerica as of June 30, 2012 and December 31, 2011 and for the three and six months ended June 30, 2012 and 2011 (incorporated by reference to Exhibit 99.3 to the Company’s Current Report on Form 8-K, filed on September 12, 2012).

Exhibit 99.5	Unaudited consolidated statements of comprehensive income of RailAmerica for the years ended December 31, 2011, 2010 and 2009 (incorporated by reference to Exhibit 99.4 to the Company’s Current Report on Form 8-K, filed on September 12, 2012).

Exhibit 99.6	The required unaudited condensed combined pro forma financial information with respect to the Merger (incorporated by reference to Exhibit 99.5 to the Company’s Current Report on Form 8-K, filed on September 12, 2012).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genesee & Wyoming Inc.

Date: October 3, 2012	By:	/s/ Allison M. Fergus
	Name:	Allison M. Fergus
	Title:	General Counsel and Secretary

INDEX OF EXHIBITS

Exhibit	Description

Exhibit 3.1	Series A-1 Preferred Stock Certificate of Designations dated as of September 28, 2012.

Exhibit 10.1	Senior Secured Syndicated Facility Agreement dated as of October 1, 2012, among the Company, RP Acquisition Company Two, Quebec Gatineau Railway Inc., Genesee & Wyoming Australia Pty Ltd, Rotterdam Rail Feeding B.V., Bank of America, N.A., as administrative agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Citigroup Global Markets Inc., as co-lead arrangers and co-bookrunning managers, JPMorgan Chase Bank, N.A. and Citigroup Global Markets Inc., as co-syndication agents, The Bank of Tokyo-Mitsubishi UFJ, Ltd., Sumitomo Mitsui Banking Corporation, Sovereign Bank N.A., Branch Banking and Trust Company, Fifth Third Bank, Royal Bank of Canada, TD Bank, N.A. and Wells Fargo Bank, National Association, as co-documentation agents, and the lenders and certain guarantors party thereto from time to time.

Exhibit 10.2	Voting Trust Agreement, dated as of September 28, 2012, between the Company and R. Lawrence McCaffrey.

Exhibit 10.3	Registration Rights Agreement dated as of October 1, 2012, among the Company, Carlyle Partners V GW, L.P., CP V GW AIV 1, L.P., CP V GW AIV 2, L.P., CP V GW AIV 3, L.P., CP V GW AIV 4, L.P., CP V Coinvestment A, L.P. and CP V Coinvestment B, L.P.

Exhibit 99.1	Press release, dated October 2, 2012 announcing director appointments.

Exhibit 99.2	Audited consolidated financial statements of RailAmerica as of and for the years ended December 31, 2011, 2010 and 2009 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed on September 12, 2012).

Exhibit 99.3	Unaudited consolidated financial statements of RailAmerica as of March 31, 2012 and December 31, 2011 and for the three months ended March 31, 2012 and 2011 (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K, filed on September 12, 2012).

Exhibit 99.4	Unaudited consolidated financial statements of RailAmerica as of June 30, 2012 and December 31, 2011 and for the three and six months ended June 30, 2012 and 2011 (incorporated by reference to Exhibit 99.3 to the Company’s Current Report on Form 8-K, filed on September 12, 2012).

Exhibit 99.5	Unaudited consolidated statements of comprehensive income of RailAmerica for the years ended December 31, 2011, 2010 and 2009 (incorporated by reference to Exhibit 99.4 to the Company’s Current Report on Form 8-K, filed on September 12, 2012).

Exhibit 99.6	The required unaudited condensed combined pro forma financial information with respect to the Merger (incorporated by reference to Exhibit 99.5 to the Company’s Current Report on Form 8-K, filed on September 12, 2012).